SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 FORM 8-K

                               CURRENT REPORT
                      Pursuant to Section 13 or 15(d)
                  of the Securities Exchange Act of 1934

                               October 14, 1996
           -----------------------------------------------------
                                Date of Report

                          Forestry International, Inc.
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           (Exact name of registrant as specified in its charter)

                                  Colorado
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                 (State or other jurisdiction of incorporation)

           0-023310	                                   84-1116284
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          (Commission File Number)				   	(IRS Employer ID Number)

          3573 East Sunrise Drive, Suite 225, Tucson, Arizona 85718
          ---------------------------------------------------------
         (Address of principal executive offices including zip code)

                                Not Applicable
          ---------------------------------------------------------
               (Former address, if changed since last report)



Item 1.  Changes in Control of Registrant

         Not Applicable

Item 2.  Acquisition or Disposition of Assets.

         Not Applicable

Item 3.  Bankruptcy or Receivership.

         Not Applicable

Item 4.  Changes in Registrant's Certifying Accountant.

     As previously reported on February 12, 1996, KPMG Peat Marwick LLP resigned as the principal independent accountants to audit the registrant's financial statements. Effective October 2, 1996, the Company retained Gary Gethmann, CPA, Ltd. for the purpose of auditing the financial statements of the Company as of and for the year ended March 31, 1996. The Company has no audit or similar committee on its board; thus, the change was recommended and approved by the board and not by any such committee.

Item 5.  Other Events.

         Not Applicable

Item 6.  Resignation of Registrant's Directors.

         Not Applicable

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


                           Exhibit to Item 7 Herein

                ENGAGEMENT LETTER WITH GARY GETHMAN, CPA, LTD.

October 1, 1996

David Shorey, Treas.
Forestry International, Inc.
3573 E. Sunrise Dr., Ste 225
Tuscon, AZ 85718

Dear Mr. Shorey:

We are pleased to serve as independent auditors for Forestry International, Inc. This letter is to confirm our understanding of the terms and objectives of our engagement. Gary L. Gethmann will be in charge of all work we perform for you. Auditing and reporting on your annual finanacial statements is to be our recurring basic assignment. We would like also to be helpful to you on current problems as they arise throughout the year.

We will audit the Company's financial statements for the year ended March 31, 1996 for the purpose of expressing an opinion on them. The proper recording of transactions, safeguarding of assets, and the financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements.

We will conduct our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence which supports the amounts and disclosures included in the financial statements. It also includes assessing the accounting principles used and estimates made by management, as well as evaluating the overall financial statement presentation. If, for any reason, we are unable to express an unqualified opinion on the financial statements, we will discuss the alternatives with you in order to arrive at an acceptable solution.

Although the audit is designed to provide reasonable assurance of detecting errors and irregularities that are material to the financial statements, it is not designed and cannot be relied upon to disclose all fraud, material errors, and all irregularities. However, we will inform you of any material irregularities or illegal acts, unless they are clearly inconsequential, that come to our attention.

Assistance to be supplied by your personnel, including the preparation of schedules and analyses of account, has beeen discussed and we understand a complete audit file has been prepared and will be available for our use.

Our fees will be filed semi-monthly as work progresses and are based on the amount of time required at $150 per hour for Gary L. Gethmann time and $50 per hour for staff time, plus actual out-of-pocket expenses. We will require a pre-payment of $5,000 upon signing of the engagement letter which we will hold and apply to the final billing upon completion of the engagement. We will also pass through to you the cost of a concurring review of our workpapers and report which is a requirement we must satisfy
for SEC reporting purposes.   Invoices are payable upon presentation and
must be paid promptly or we well have to interrupt our work until payment is received.

If the forgoing is in accordance with your understanding, please sign and return to us the duplicate copy of this letter.

We very much appreciate the opportunity to serve you and trust that our association will be a long and pleasant one.


Sincerely

/s/ Gary L. Gethmann
------------------------
Gary L. Gethmann


Acknowledgement:

Forestry International, Inc.

Accepted:

/s/ David L. Shorey
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[Representative]

President
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[Title]

10/2/96
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[Date]


                                SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      FORESTRY INTERNATIONAL, INC.
                                      (Registrants)



                                      By:/s/David L. Shorey
DATED:  October 14, 1996                 -------------------------------
                                         David L. Shorey, Chairman & CEO